                         Mega POP-TM- Services Selected
       This form must be completed to activate any MegaPOP-TM- services.

MegaPOP-TM- Customer ID _________            Application Date  10-2-98

           Company Name  CONSUMER NET MARKETPLACE (CNM Network)
                     Address  1900 E. Los Angeles Ave., 2nd Floor
                     City  Simi Valley    State CA  Zip  93065
                     Phone  805-520-7170            Fax  805-520-7211

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
           SERVICES SELECTED                                                                 APPLICABLE FEES
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Standard MegaPOP-TM- Set-Up: Yes  No                                                         $250
Set-Up Fee:  $250
------------------------------------------------------------------------------------------------------------------------------------
Proxy Radius (Realms) Set-Up: ten Yes  No                                                    $250
Set-Up Fee: $250     If YES, the MegaPOP-TM- Proxy
                               Radius Form must be completed.
------------------------------------------------------------------------------------------------------------------------------------
Filtered Access l)ial-Up Service:         if you are using Proxy Radius for
                                          Authentication another MegaPOP
Set-Up Fee: $250      Yes       No        Proxy Radius Form must he completed
------------------------------------------------------------------------------------------------------------------------------------
Packet Filter Set-Up: Yes No              IF YES, THE MEGAPOP-TM-
                                          Packet Filter Form must
Set-Up Fee: $250                          be completed.
------------------------------------------------------------------------------------------------------------------------------------
Email Services Requested: Yes No
Set-Up Fee: $4,500
Domain Name to be used
Is this a New err Existing Domain Name?
------------------------------------------------------------------------------------------------------------------------------------
Personal Web Services Requested:  Yes  No
Set-Up Fee: $4,500
------------------------------------------------------------------------------------------------------------------------------------
UseNet Services Requested Yes No
Set-Up Fee: $ 100
------------------------------------------------------------------------------------------------------------------------------------
I hereby authorize StarNet, Inc. to activate these selected services and agree I am bound to all conditions and restrictions described within the MegaPOP-TM-
 Wholesale Services and StarNet, Inc. Terms of Service Agreement.                            $500
                                                                                             Total set-up fees
SIGNATURE REQUIRED:  (RANDY GREENE)       DATE: 10/2/98
------------------------------------------------------------------------------------------------------------------------------------
Set-Up Fees Paid By: Company Check /X/ Credit Card / /
If paying by Credit Card, please complete the following:
Name on Credit Card
Card Number
Signature of Card Holder       Expiration Date

ALL APPLICABLE SET-UP FEES MUST BE PAID IN FULL PRIOR TO ACTIVATION OF SERVICES. ALL MEGASOP-TM- SERVICES ARE HELD TO THE STARNET TERMS OF SERVICE DOCUMENT AND THE MEGAPOP-TM- WHOLESALE SERVICE AGREEMENT
StarNet, Inc. 579 First Bank Drive, Suite 100, Palatine, IL 60067 (847) 963-0116 Voice, (847) 963-1302 Fax
www.megapop.net    info@megapop.net

                     MEGAPOP-TM- Wholesale Service Agreement
                                     100198

This Agreement, made and entered into this 2 day of October, 1998 (hereinafter referred to as "date of this Agreement") by and between StarNet, Inc., a corporation having it's principal place of business at 579 First Bank Drive, Suite 100, Palatine, IL 60067 (hereinafter "SNI") and

CONSUMER NET MARKETPLACE, Inc.
a corporation having it's principal place of business at
1900 E. LOS ANGELES AVE. 2ND. FLOOR
SIMI VALLEY, CA 93065                               (HEREINAFTER "ISP").

                                   WITNESSETH

Whereas, ISP is in the business of Providing various Services on the worldwide computer network known as the Internet and of providing support for various advertising and telemarketing sales forces;

Whereas, SNI is in the business of providing various services to third parties on the Internet, including but not limited to providing access to the Internet for individuals and business entities;

Whereas, ISP desires a provider of access to the Internet for its customers and clients;

Whereas, SNI desires to provide access to the Internet for customers and clients of ISP;

Whereas, the parties hereto are desirous of setting forth, in writing, terms and conditions, under which ISP shall direct their customers to SNI for service and SNI shall provide such customers with access to the Internet;

Now therefore, in consideration of the premises set forth in the foregoing recitals, which are hereby made a part thereof anti incorporated herein by reference, and further, of the mutual promises, covenants, agreements, conditions, terms and acknowledgments contained herein and other good and valuable consideration, the receipt and Sufficiency of w high are hereby acknowledged, ISP and SNI hereby agree as follows:

                             ARTICLE ONE - DURATION

1.1.       TERM.
           Except as otherwise provided herein and subject to earlier termination hereof in accordance with the terms of this Agreement, the "initial term" of this Agreement shall be one (1) year from the date hereof.

1.2.       EXTENSION.
           This Agreement shall be automatically extended beyond the initial term unless earlier terminated as otherwise provided in this Agreement or unless either party provides written notice of termination to the other as set forth immediately hereinbelow. A written notice of termination must be provided by one party to the other no later than sixty (60) days prior to the expiration of the initial term, and hereafter on no less than sixty (60) days prior written notice hereinafter, the initial term and any extension thereof shall sometimes collectively be referred to as the "term of this Agreement".

                ARTICLE TWO - DUTIES AND RESPONSIBILITIES OF ISP

2.1.       CUSTOMERS.
           ISP Shall not be limited to directing all of it s customers to SNI for purposes of providing access to the Internet under the terms and conditions of this Agreement.

2.2.       ADVERTISING AND PROMOTION.
           ISP shall solely be responsible for and shall incur reasonable expense in connection with advertising and promotional activities designed specifically to generate customers who are interested in access to the Internet.

2.3.       SIGN UP.
           ISP shall document and maintain information pertaining to each customer who has committed to the

           Internet Services to be provided by SNI under the terms of this Agreement The pertinent information, specifically the followings 1. ISP assigned (12) digit PPP logon name, 2 ISP assigned PPP password, 3PPP account activation/deactivation symbol, and 4. The preferred MegaPOP-TM- dial-up location for the specific customer, shall be forwarded to SNI by ISP, via electronic file transfer to a pre-determined SNI authentication server, in a pre-determined format, to SNI for activation on the SNI system for eventual service.

2.4.       TERMS AND CONDITIONS.
           ISP shall make such warranties, and representations and may limit its liability to any customer, in such terms, conditions and limitations substantially identical to those set forth in existing ISP customer liabilities.

2.5.       CUSTOMER CONTACT.
           SNI shall not contact an ISP customer without prior written permission of ISP whose permission shall not be unreasonably withheld.

2.6.       ISP PPP ACCOUNT NAMES
           ISP shall assign and be responsible for the assignment of ISP PPP account names. Account names shall be defined within the twelve (12) digit account name definition whereas the preceding four (4) digits of the ISP PPP account name will be defined as the four (4) digit code assigned exclusively to ISP. The succeeding eight (8) digits in the ISP PPP account name will be assigned and managed by ISP. ISP agrees to limit the assignment of ISP PPP account names to one ISP PPP account name per PPP account assigned.

2.7.       PPP ACCOUNT PASSWORDS
           ISP shall be responsible for the assignment and maintenance of all ISP PPP account passwords.

               ARTICLE THREE - DUTIES AND RESPONSIBILITIES OF SNI

3.1.       TO ISP.
           Within (1) business day after the execution of this agreement by the parties hereto, SNI shall provide to ISP the following:

           (a) complete PPP access to the Internet for all ISP customers described within this Agreement.
           (b) complete 2 B channel ISDN access to the Internet for all ISP customers described within this Agreement.

3.2.       TO THE CUSTOMERS.
           Within one (1) business day of receipt of notice from ISP of an electronic delivery of customer access information, SNI shall perform, cause to be performed, or provide, as the case may be, the following:

           (a) SNI shall establish a new PPP account for each customer delivered to SNI, via electronic file transfer, with access to all SNI MegaPOP-TM- PPP dial-up servers;

           (b) For each customer, SNI shall provide unlimited dial-up access to the Internet through SNI PPP dial-up servers. ISP understands that their customers will be subject to a minimum of 10 minute idle time cutoff, whereas each connected customer will lose their connection in the even they do not make use of their connection for a minimum period of 10 minutes.

3.3.       BUSY SIGNAL CONDITION(S).
           SNI will make every reasonable effort to maintain a user to modem ratio, on a city to city basis, equal to or less than 10:1. In the event the user to modem ratio exceeds 10:1, SNI must take immediate action to remedy this situation within 30 days. In the event the user to modem ratio does not reduce to less than 10:1 in the allotted 30 day period, ISP may make claims for the reduction of their monthly MegaPOP-TM- invoices for the affected service month, following the 30 day period, for up to 25% of their total service invoice. ISP must itemize the total number of affected customers using the MegaPOP-TM-services in the affected city.

             ARTICLE FOUR - TECHNICAL SUPPORT AND CUSTOMER INQUIRIES

4.1.       SERVICES OF SNI.
           SNI shall perform technical support services, to ISP, solely relevant to connection of a customer to access to the Internet, including but not limited to the customer's modem, but excluding any services relevant to the ISP provided customer software. All of said services shall be performed by SNI during its normal and regular business hours.

4.2.       SERVICES OF ISP.
           ISP shall address any and all customer inquiries of any nature whatsoever and shall perform any and all technical support services relevant to the ISP software provided to its customers.

                             ARTICLE FIVE - PAYMENT

5.1.       AMOUNT.
           ISP shall make payment to SNI in the amount, described in Addendum A "MegaPOP-TM- Price Schedule" per customer per month for each ISP customer that SNI provides PPP access to the Internet under the terms of this Agreement. Payment shall be made to SNI on or before the 10th day of each succeeding calendar month. Payment in full shall be made to SNI as provided hereinabove, not withstanding customer connection to or termination from the Internet at any time during the preceding calendar month. SNI shall provide written notice to ISP, for any changes in the Addendum A "MegaPOP-TM- Price Schedule", with a minimum sixty (60) days notice prior to the effectivity; of such changes, for all existing recurring fee services

5.2.       BILLING AND COLLECTION.
           ISP shall Provide all services of billing and collection and shall be responsible for all costs and expenses incurred in connection with services rendered by SNI under the terms of this Agreement.

5.3.       FAILURE TO BILL OR COLLECT.
           ISP shall make payment to SNI as described under the terms of this Agreement notwithstanding ISP's failure to bill or collect from an ISP customer for services provided by SNI under the terms of this Agreement.

5.4.       REFUND.
           ISP may utilize its reasonable discretion in making a determination whether monies should be refunded to an ISP customer as a result of ineffective services provided by SNI to a customer under the terms of this Agreement. Ineffective services of SNI shall be defined as the failure by SNI to provide customers with uninterrupted access to Internet the for a cumulative time period of less than ninety-seven percent (97%) of the total available time for connection to the internet during a given calendar month Total time available for connection to the Internet shall be determined by multiplying the number of days in the calendar month by twenty four (24) hours. The log-in history of SNI s user access logs which shall be recorded by SNI on one of their servers shall be used to determine service interruptions. Any such refund provided to an ISP customer due to the described ineffective service shall be taken from the payment owed to SNI by ISP for the successive calendar month.

5.5.       AMOUNT CALCULATION FOR CUSTOMERS ADDED.
           ISP may provide internet access for their customers via any MegaPOP-TM- access location. Access Authentication enabling a customer s connection to the MegaPOP-TM- system may be achieved through the MegaPOP-TM- Account Massager Interface or the ISP s own Authentication Server. ISP reserves the right to activate and manage their accounts via their own Authentication Server instead of the MegaPOP-TM- Account Manager Interface Authentication Server.

           (A) ISP agrees to pay SNI the full amount for each customer account successfully added to the SNI system through the MegaPOP-TM- Account Manager Interface within each preceding month for each customer account activated from the first (1st) day of the calendar month through the last day of the calendar month.

           (B) ISP agrees to pay SNI the full amount for each of their customers who have signed onto the MegaPOP-TM- system for any period of time between 12:00 AM on the first (1st) day of the calendar month through the 11 59:59 PM on the last day of the calendar month and who aren't activated within the MegaPOP-TM- Account Manager Interface Authentication Server. These ISP accounts may gain access to the MegaPOP-TM- system via the Authentication Server under the direct control and ownership of the ISP.

5.6        AMOUNT OF CALCULATION FOR CUSTOMERS DELETED.
           (Item 5.6. applies only to those accounts activated and managed within the MegaPOP-TM- Account Manager Interface Authentication Server.) ISP agrees to pay SNI the full amount for each customer deleted from the MegaPOP-TM- Account Manager Interface Authentication Server during a calendar month for customers deleted on or after the first (1st) day of the calendar month.

5.7.       AMOUNT CALCULATION FOR ISDN ONLINE TIME.
           Charges for online time for ISDN accounts will be calculated based upon a monthly start point of 12:00:00

           AM on the 1st day of a month and ending with 11:59:59 PM on the last calendar day of the same month. ISDN Online time billing will be rounded down to the nearest minute and charged in one minute increments. ISDN Online time will be billed after 150 hours of online time per month. All MegaPOP ISDN service is offered at 128K, 2 B Channel service. Online time is calculated using the total single channel time, divided by two (2). Monthly online free time per B Channel is 150 hours for a tot al of 300 channel hours. ISP agrees to pay the agreed upon hourly rate, for all its customer's online time exceeding 150 free hours per month, per ISP ISDN customer. ISDN online time will be determined using SNI's log-on accounting server log files. Online time disputes will be resolved only through the examination of SNI's log-on accounting server log files. SNI's log-on accounting server log files will be available to the ISP in the event a dispute occurs.

                          ARTICLE SIX - NON-EXCLUSIVITY

6.1. ISP and SNI agree to the terms of this Agreement with the understanding that both ISP and SNI can and may offer similar services to the market as competitors. ISP and SNI agree to the terms of this Agreement with the understanding that the right to offer PPP accounts to the market is non-exclusive and mutually competitive.

                        ARTICLE SEVEN - NON-SOLICITATION

7.l. ISP and SNI, each to the other, hereby agree that during, the term of this Agreement and for a period of Sixth (60) days after termination of this Agreement, neither party shall solicit any business from any customer(s) of the other party.

                     ARTICLE EIGHT - COVENANT NOT TO COMPETE

8.1.       STARNET PERSONNEL.
           Unless otherwise agreed to by the parties in writing, SNI shall not hire, employ or engage in any manner the services of any employee, servant, director, or shareholder of ISP during the term of thus Agreement.

                     ARTICLE NINE - LIMITATION OF LIABILITY

9.1.       CONTRACT.
           Neither SNI, nor any of its agents, contractors, technicians, or any tier shall be liable to ISP or any other person or organization in contract for any general, special, indirect, incidental, or consequential damage whatsoever, including but not limited to, any lost data, lost time or other system related damages, damage or loss of property or equipment, loss of profits or revenues, cost of capital, etc. which arises out of or is in connection with the services of SNI covered or furnished within the terms of this Agreement.

9.2.       TORT.
           Neither SNI nor any of its agents, contractors, technicians or any tier shall be liable to ISP or any other person or organization for any damage Whatsoever in tort (whether based in negligence, willful conduct or strict liability) for any act or omission by ISP or any of its servants, employees, or agents or for any use (other than its own intended purpose), tampering, or illegal use of the by the customers which arises out of or is in connection with the services of SNI covered by the terms of this Agreement.

9.3. The remedies of ISP set forth herein are exclusive and the total cumulative liability of SNI and any of its agents, contractors, technicians and any tier with respect to this Agreement, or any thing done in connection herewith such as performance or breach hereof, or from installation, configuration, startup/initialization, programming, or any other services of SNI covered by or furnished under the terms of this Agreement, in tort (including negligence or strict liability), or otherwise, shall not exceed the monthly service fee payable to SNI on which such liability is based

                          ARTICLE TEN - INDEMNIFICATION

10.1. Notwithstanding anything to the contrary herein contained, each party agrees to indemnify and hold the other harmless against any and all liability, loss, claim, judgment, damage and expense (including without limitation attorney's fees and costs of litigation) incurred or suffered by the indemnified party as the result of negligence, willful misconduct, or breach of any terms of this Agreement by the indemnifying party, including but not limited to claims, liabilities, losses damage, judgment and expense which arise out of alleged injury or death of any person or damage to property of every kind and description. The indemnifying party will not be responsible for ANY COMPROMISE or settlement made without its written consent, which consent will not be unreasonably withheld. Each party shall promptly notify the other in writing of any claim for which its obligated under this indemnity and for which it may seek indemnification front the other. The indemnifying party shall have the right to sue the defense of any such claim. Both parties shall confer as to and agree on the legal counsel(s) to be selected in such defense.

                         ARTICLE ELEVEN - NONDISCLOSURE

11.1.      GENERAL.
           Both parties agree not to disclose to any third party any proprietary or Confidential information obtained from the other during the negotiation or performance of this Agreement while the Agreement is in force and for five years thereafter, including any and all technology and trade secrets now existing or arising in the future, price, schedules and customer lists.

                      ARTICLE TWELVE - REMEDIES FOR BREACH

12.1. Except as otherwise limited by Article Nine, if either party breaches any of the terms and provisions of this Agreement on its part to be performed, whether such breach pertains to a default in payment or otherwise, the non-breaching party shall have the right, if it so elects, to serve upon the breaching party a written notice of its intention to terminate this agreement this Agreement and the nature of the breach.

           (a) The breaching party shall thereupon have a period of thirty (30) days, after written notice as such has been served within which to remedy the breach.

           (b) If the breaching party fails to duly remedy the breach, then upon the expiration of the thirty (30) days this Agreement and any rights herein granted shall in all respects cease and terminate, and the breaching party Shall have no further rights hereunder

           (c) Notwithstanding such termination, each party's rights arising out of this Agreement or in connection therewith or existing prior thereto shall nevertheless continue in full force and effect, including such party's right to sue for damages caused to them by the other party s breach and failure to cure the same within the aforementioned time period.

12.2. Nothing in this Agreement shall bar either party's right to seek specific performance of the provisions of this Agreement and injunctive relief against threatened conduct that will cause it loss or damages under customary equity rules, including applicable rules for obtaining restraining orders and preliminary injunctions. Both parties agree that the non-breaching party may seek such injunctive relief in addition to such further or relief as may be available at equity by law.

12.3. If a claim for amounts owed by either party is asserted in any judicial proceeding, or if either party is required to enforce this Agreement in a judicial or arbitration proceeding, the party prevailing in such proceeding shall be entitled to reimbursement of its costs and expenses, including but not limited to, reasonable accounting, attorney's and attorney assistant fees.

                         ARTICLE THIRTEEN - TERMINATION
13.1.      GENERAL.
           Unless other vise agreed to in writing by ISP and SNI and except as may be otherwise provided herein, this Agreement shall automatically terminate upon the occurrence of any of the following events:

           (a) a party files for bankruptcy or is or becomes insolvent or is declared insolvent or bankrupt, or makes an assignment or another arrangement for the benefit of its creditors or is involuntarily the subject of a bankruptcy filing,

           (b) a party has all or any substantial portion of its equity or assets expropriated by any governmental authorities;

           (c) a party is dissolved or liquidated; or

           (d) a party disposes of substantially all of its assets.

13.2.      DEACTIVATION OF CUSTOMERS.
           Upon termination of this Agreement and by no later than the end of the month succeeding the calendar month in which this Agreement has been terminated, SNI shall deactivate all ISP PPP accounts, thereby terminating an ISP customer's access to the Internet, and SNI shall be entitled to all payments from ISP in accordance with the terms of this Agreement up to and including the date of deactivation.

13.3.      TERMINATION PENALTY.
           ISP's Termination of this Agreement, prior to the agreed sport termination date as described in article 1.1 of this Agreement, will result in a penalty pas meat calculated according to the following formula:

           Number of Remaining Months of Agreement X Average Monthly Usage Fees for prior Months of Agreement

           ISP agrees to pay this amount in the event of ISP's Termination of this Agreement prior to the agreed termination date described in article 1.1. of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in duplicate as of the date set forth hereinbelow.

STARNET, INC.
An Illinois Corporation

By:                                      Date:
   ---------------------------------           --------------------------
           Signature and Title

ISP

By:   (Randy Green, VP Sales)            Date:           10-02-98
   ---------------------------------           --------------------------
           Signature and Title


                                                          ISP Initials:  (RG)
                                   Page 5 of 5
        STARNET, INC. 579 First Bank Drive, Suite 100, Palatine, IL 60067
            (847) 963-0116 Voice, (847) 963-1302 Fax, www.megapop.net